Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
CrossingBridge Low Duration High Income Fund
(f/k/a CrossingBridge Low Duration High Yield Fund) (the “Fund”)
a series of Trust for Professional Managers

Institutional Class Shares (CBLDX)
Retail Class Shares (CBLVX)

Supplement dated October 30, 2024 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated October 18, 2024

Effective October 31, 2024, Retail Class shares (trading symbol: CBLVX) of the Fund will be available for purchase.

Effective on the same date, the Summary Prospectus, Prospectus and SAI will be amended to remove all statements to the effect that the Retail Class shares are not currently available for purchase.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.